                        MERCURY HW LARGE CAP VALUE FUND
                        MERCURY HW SMALL CAP VALUE FUND
              Supplement to the prospectuses dated October 6, 2000
                        of each of the above-listed Funds

                          MERCURY HW MID-CAP VALUE FUND
               Supplement to the prospectus dated January 1, 2001
                      of the Mercury HW Mid-Cap Value Fund


The Management Team-Management of the Funds

        On August 11, 2001, Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Funds' investment adviser, agreed to sell the domestic equity asset management business of MLIM's Los Angeles operation to Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"), subject to satisfaction of certain conditions. The same portfolio managers will continue managing the Funds.

        A special in-person meeting of the Board of Trustees has been scheduled. At this meeting, the Trustees will be asked to consider for approval interim investment advisory agreements for the Funds with Hotchkis and Wiley, a newly-formed investment adviser the principals of which currently are employed by the Funds' investment adviser. The Trustees also will be asked to authorize circulation of a proxy statement to shareholders requesting their vote on new investment advisory agreements with Hotchkis and Wiley and to approve an agreement and plan of reorganization for the Funds under which they would become funds of a new trust.


August 13, 2001


Code #:  MHW-SUPP-0801



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                 MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES
                                  (the "Fund")

               Supplement to the prospectus dated October 6, 2000


The Management Team-Management of the Fund

        On August 11, 2001, Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Fund's investment adviser, agreed to sell the domestic equity asset management business of MLIM's Los Angeles operation to Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"), subject to satisfaction of certain conditions. The same portfolio managers will continue managing the Fund.

        A special in-person meeting of the Board of Trustees has been scheduled. At this meeting, the Trustees will be asked to consider for approval an interim investment advisory agreement for the Fund with Hotchkis and Wiley, a newly-formed investment adviser the principals of which currently are employed by the Fund's investment adviser. The Trustees also will be asked to authorize circulation of a proxy statement to shareholders requesting their vote on a new investment advisory agreement with Hotchkis and Wiley and to approve an agreement and plan of reorganization for the Fund under which it would become a fund of a new trust.


August 13, 2001


Code #:  MHW-SUPP-1010-0801